                                                                   Exhibit 10.25


                                                                  Execution Copy



                                 Building Lease
                                 by and between
                          FRAMINGHAM - 1881 ASSOCIATES,
                                   As Landlord
                                       and
                      MARINER HEALTH GROUP, INC., as Tenant
                              DATED August 26, 1997

                     DATE OF LEASE EXECUTION: August 26, 1997
                          (To be completed by Landlord)


                                    ARTICLE I

                                 REFERENCE DATA


1.1      SUBJECTS REFERRED TO.

         Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1:

ANNUAL FIXED RENT RATE:                              $18.00 p.r.s.f. for each year during the initial Term.

BROKER(S):                                           Cushman & Wakefield of Massachusetts, Inc. and Boston
                                                     Real Estate Partners

BUILDING ADDRESS:                                    1881 Worcester Road
                                                     Framingham, MA 01701

ELECTRICITY CHARGE:                                  Actual cost for electricity for lights and plugs used
                                                     or consumed for the Premises.

INITIAL FISCAL YEAR FOR
OPERATING EXPENSES:                                  Calendar Year 1997

INITIAL TAX YEAR FOR
REAL ESTATE TAXES:                                   Tax Year 1997

LANDLORD:                                            FRAMINGHAM - 1881 ASSOCIATES, a Massachusetts general
                                                     partnership comprised of Paine Webber Equity Partners One
                                                     Limited Partnership, Furrose Associates Limited
                                                     Partnership and Spaulding and Slye Properties Limited
                                                     Partnership (formerly known as Spaulding and Slye
                                                     Company).

LANDLORD'S ADDRESS:                                  c/o Paine Webber Equity Partners I
                                                       Limited Partnership
                                                     265 Franklin Street, 16th Floor
                                                     Boston, MA
                                                     Attn: Richard Coomber

LANDLORD'S REPRESENTATIVE:                           Richard Coomber
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                                       -3-

LEASE YEAR:                                          Each consecutive period of twelve (12) months commencing
                                                     on the Commencement Date if it occurs on the first day of
                                                     a calendar month and otherwise commencing on the first
                                                     day of the month immediately following the month in which
                                                     the Commencement Date occurs, and each anniversary of
                                                     such date, except that the first Lease Year shall also
                                                     include the period from the Commencement Date until the
                                                     first day of the following month in the event that the
                                                     Commencement Date does not occur on the first day of a
                                                     calendar month.

LAND:                                                The parcel of land shown on Site Development Plan SD-1
                                                     dated July 6, 1983 by T&M Engineering Associates, Inc.,
                                                     attached hereto as Exhibit B.

MANAGING AGENT:                                      Spaulding and Slye Services Limited Partnership

MANAGING AGENT'S ADDRESS:                            c/o Spaulding and Slye Services Limited Partnership 125
                                                     High Street, 16th Floor
                                                     Boston, MA 02110
                                                     Attn:  Richard Horgan

OPTIONS TO EXTEND:                                   Two (2) Options to Extend the Term for successive periods
                                                     of five (5) years each, subject to and in accordance with
                                                     the provisions of Section 2.2.2 hereof.

PARKING FACILITIES:                                  Tenant, its employees, customers, and visitors shall have
                                                     the right to use an allocable share of such parking
                                                     facilities as may adjoin or be available to the Building
                                                     in common with others entitled thereto provided such use
                                                     does not exceed 3.28 parking spaces per 1,000 r.s.f. of
                                                     Rentable Floor Area of the Premises.

PERMITTED USES:                                      General Office Use

PREMISES:                                            Approximately 31,402 r.s.f, located on the first (1st)
                                                     floor of the Building, as shown on Exhibit A.


PUBLIC LIABILITY
INSURANCE LIMITS
(per occurrence)                                     Bodily Injury:   $2,000,000, or such greater amount as
                                                                      may be reasonably required by Landlord.

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                                       -4-

                                                     Property Damage: $1,000,000, or such greater amount as
                                                                      may be reasonably required by Landlord.

RENTABLE FLOOR AREA
OF THE BUILDING:                                     64,339 rentable square feet

RIGHT OF FIRST OFFER:                                See Section 2.1.2 hereof

SECURITY DEPOSIT:                                    N/A

SPECIAL PROVISIONS:

TENANT:                                              Mariner Health Group, Inc., a Delaware corporation

TENANT'S ADDRESS
(FOR NOTICE AND BILLING):                            Prior to the Commencement Date (as defined below), at:
                                                     125 Eugene O'Neil Drive, New London, Connecticut 06320,
                                                     Attn: Peter Grogan, Director Property Management, and
                                                     from and after the Commencement Date, at the Premises.

TENANT ALLOWANCE:                                    As defined in Section 3.1 hereof.

TENANT'S PROPORTIONATE
FRACTION:                                            48.8%, such percentage being equal to a fraction, the
                                                     numerator of which is the rentable floor area of the
                                                     Premises (31,402 r.s.f.) and the denominator of which is
                                                     the Rentable Floor Area of the Building (64,339 r.s.f.).

TENANT'S REPRESENTATIVE:                             Peter Grogan, Director of Property Management

TERM COMMENCEMENT DATE:                              The Substantial Completion Date, subject to the
                                                     provisions of Article III hereof.

TERM EXPIRATION DATE:                                The date which is the last day of the month in which the
                                                     fifth (5th) anniversary of the Term Commencement Date
                                                     occurs.

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                                      -5-

1.2      EXHIBITS.

         The Exhibits listed below in this Section are incorporated in this Lease by reference and are to be construed as a part of this Lease:

                           EXHIBIT A.            Plan showing the Premises.
                           EXHIBIT B.            Plan showing the Land.
                           EXHIBIT C.            Rules and Regulations.
                           EXHIBIT D.            Landlord's Services.

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                                      -6-

1.3      TABLE OF CONTENTS.
ARTICLE I - REFERENCE DATA........................................................................................2
   1.1 SUBJECTS REFERRED TO.......................................................................................2
   1.2 EXHIBITS...................................................................................................5
ARTICLE II - PREMISES AND TERM....................................................................................8
   2.1 PREMISES...................................................................................................8
     2.1.1 Premises...............................................................................................8
     2.1.2 Right of First Offer to Lease..........................................................................8
     2.1.3 Access................................................................................................11
   2.2 TERM......................................................................................................11
     2.2.1 Initial Term..........................................................................................11
     2.2.2 Extension Options.....................................................................................11
ARTICLE III - IMPROVEMENTS.......................................................................................13
   3.1 INITIAL CONSTRUCTION......................................................................................13
   3.2 GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION.............................................................15
   3.3 REPRESENTATIVES...........................................................................................17
ARTICLE IV - RENT................................................................................................17
   4.1 RENT......................................................................................................17
   4.2 ANNUAL FIXED RENT.........................................................................................17
   4.3 ADDITIONAL RENT - ESCALATION OF OPERATING EXPENSES........................................................17
   4.4 ESCALATION OF REAL ESTATE TAXES...........................................................................21
   4.5 UTILITIES.................................................................................................22
   4.6 LATE PAYMENT OF RENT......................................................................................22
ARTICLE V - LANDLORD'S COVENANTS.................................................................................23
   5.1 COVENANTS.................................................................................................23
     5.1.1 Building Services.....................................................................................23
     5.1.2 Additional Building Services..........................................................................23
     5.1.3 Insurance.............................................................................................23
     5.1.4 Maintenance; Repairs..................................................................................23
ARTICLE VI - TENANT'S ADDITIONAL COVENANTS.......................................................................23
   6.1 COVENANTS.................................................................................................23
     6.1.1 Perform Obligations...................................................................................23
     6.1.2 Occupancy and Use.....................................................................................24
     6.1.3 Repair and Maintenance................................................................................24
     6.1.4 Compliance with Law...................................................................................24
     6.1.5 Tenant's Work.........................................................................................25
     6.1.6 Indemnity.............................................................................................25
     6.1.7 Landlord's Right to Enter.............................................................................26
     6.1.8 Personal Property at Tenant's Risk....................................................................26
     6.1.9 Payment of Landlord's Cost of Enforcement.............................................................26
     6.1.10  Yield Up............................................................................................26
     6.1.11 Estoppel Certificate.................................................................................27
     6.1.12 Landlord's Expenses Re Consents......................................................................27
     6.1.13 Rules and Regulations................................................................................27
     6.1.14 Loading..............................................................................................27
     6.1.15 Holdover.............................................................................................27
     6.1.16 Assignment and Subletting............................................................................28
     6.1.17 Nuisance.............................................................................................29
     6.1.18 Installation, Alterations or Additions...............................................................30
     6.1.19 Insurance............................................................................................30
     6.1.20 Insurance Policies...................................................................................30
     6.1.21 Labor or Materialmen's Liens.........................................................................31

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                                      -7-

ARTICLE VII - CASUALTY OR TAKING.................................................................................31
   7.1 TERMINATION...............................................................................................31
   7.2 RESTORATION...............................................................................................31
   7.3 AWARD.....................................................................................................32
ARTICLE VIII - DEFAULTS..........................................................................................32
   8.1 EVENTS OF DEFAULT.........................................................................................32
   8.2 REMEDIES..................................................................................................33
   8.3 REMEDIES CUMULATIVE.......................................................................................34
   8.4 LANDLORD'S RIGHT TO CURE DEFAULTS.........................................................................34
   8.5 EFFECT OF WAIVERS OF DEFAULT..............................................................................34
   8.6 NO ACCORD AND SATISFACTION................................................................................35
ARTICLE IX - MORTGAGES...........................................................................................35
   9.1 RIGHTS OF MORTGAGE HOLDERS................................................................................35
   9.2 SUPERIORITY OF LEASE; OPTION TO SUBORDINATE...............................................................36
ARTICLE X - MISCELLANEOUS PROVISIONS.............................................................................37
   10.1 NOTICES FROM ONE PARTY TO THE OTHER......................................................................37
   10.2 QUIET ENJOYMENT..........................................................................................37
   10.3 EASEMENTS; CHANGES TO LOT LINES..........................................................................37
   10.4 WAIVER OF SUBROGATION....................................................................................37
   10.5 LEASE NOT TO BE RECORDED.................................................................................37
   10.6 BIND AND INURE; LIMITATION OF LANDLORD'S LIABILITY.......................................................38
   10.7 UNAVOIDABLE DELAYS.......................................................................................38
   10.8 LANDLORD'S DEFAULT.......................................................................................38
   10.9 BROKERAGE................................................................................................39
   10.10 APPLICABLE LAW AND CONSTRUCTION.........................................................................39
   10.11 SUBMISSION NOT AN OFFER.................................................................................39
   10.12 INTENTIONALLY OMITTED...................................................................................39
   10.13 SIGNAGE.................................................................................................40

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                                      -8-

                                   ARTICLE II

                                PREMISES AND TERM

2.1      PREMISES.

         2.1.1             Premises.

         (a) Landlord hereby leases and demises to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises.

         (b) Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto: (i) the common facilities included in the Building or on the Land, including the parking spaces in the parking area (subject to the limitations set forth in Section 1.1 hereof), and two (2) common tailboard loading docks, all on an unreserved, first-come, first-served basis, and in the locations from time to time designated by Landlord, and (ii) the building service fixtures and equipment serving the Premises.

         (c) Landlord reserves the right from time to time, without unreasonable interference with Tenant's use, to: (i) install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building or either, building service fixtures and equipment wherever located in the Building and (ii) alter or relocate any common facilities, including, without limitation, parking and loading facilities, provided that in all events substitutions are substantially equivalent.

         (d) Notwithstanding the foregoing provisions of this Section 2.1.1, Landlord hereby agrees not to (i) materially reduce the number of parking spaces existing in the parking area on the Land as of the date hereof, except as may be necessary to comply with any applicable law, code, rule or regulation (including, without limitation, any such law, code, rule or regulation regarding handicap accessibility), or as may be necessary on a temporary basis in connection with any emergency or any maintenance, repair, replacement or construction activity on the Land, or (ii) grant any other tenant of the Building any reserved parking spaces in such parking area unless Landlord also grants to Tenant a proportionate number of reserved parking spaces (based upon the rentable area in the Building occupied by each such tenant) in a substantially equivalent location.

         2.1.2 Right of First Offer to Lease.

                  (a) Subject to the terms and conditions hereof, Tenant shall have the right to add to the Premises some or all of the space located on the second floor of the Building (the "Available Space"). Whenever during the term hereof, Landlord determines to lease all or any part of the Additional Space (the phrase "Available Space" shall mean that portion of the Additional Space which Landlord has so determined, in its sole and absolute discretion, to lease), Landlord shall first offer to lease to Tenant the Available Space in an "As Is" condition at the Available Space Annual Fixed Rent Rate (as hereinafter defined). Such offer shall be in writing

(the "Offer Notice") and shall specify the date on which the Available Space shall be included in the Premises (the "Available Space Commencement Date"). Tenant shall notify Landlord in writing whether Tenant elects to lease the Available Space upon the terms set forth in the Offer Notice within seven (7) business days after Landlord delivers to Tenant the Offer Notice.

                  (b) If Tenant timely elects to lease the Available Space as aforesaid, then Landlord and Tenant shall execute an amendment to this Lease no later than fourteen (14) days after Tenant notifies Landlord of Tenant's election to lease the Available Space, effective as of the date the Available Space Commencement Date, on the same terms as this Lease except that (i) the Rentable Floor Area of the Premises shall be increased by the Rentable Floor Area of the Available Space (and Tenant's Proportionate Fraction shall be adjusted accordingly), (ii) the Annual Fixed Rent shall be equal to the sum of the Annual Fixed Rent Rate with respect to the then current Premises plus the Available Space Annual Fixed Rent Rate with respect to the Available Space,
(iii) the Initial Fiscal Year for Operating Expenses and the Initial Tax Year for Real Estate Taxes with respect to the Available Space shall be as specified in the Offer Notice, and (iv) Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance or the like) or other tenant inducements.

                  (c) If Tenant fails or is unable to timely exercise its rights under this Section 2.1.2 then such rights shall lapse, time being of the essence with respect to the exercise thereof, and, subject to the next two (2) sentences, Landlord may lease the Available Space to third parties on such terms as Landlord may elect. If Landlord fails to enter into any such third party lease within six (6) months after Tenant has elected (or is deemed to have elected) not to lease the Available Space, then the Available Space shall again be subject to Tenant's rights under this Section.

                  (d) Notwithstanding any of the foregoing to the contrary, Landlord shall have no obligation to first offer to lease to Tenant any Available Space in accordance with this Section if at the time Landlord would have sent to Tenant the Offer Notice Tenant is then in default of any of its obligations under this Lease or shall have previously assigned this Lease or sublet fifty percent (50%) or more of the rentable floor area of the Premises (or shall have agreed to so assign this Lease or sublet the Premises) to any party other than an Affiliate of Tenant (as defined in Section 6.1.1.6 hereof). If Tenant is so then in default or shall have so assigned this Lease or sublet the Premises (or shall have agreed to so assign this Lease or sublet the Premises), Landlord may proceed to lease the Available Space to any third party without Tenant having any prior right to lease the Available Space under this Lease.

                  (e) Any person dealing with the Building may, without further inquiry, conclusively rely upon a representation in a certificate of Landlord as to whether or not the provisions of this Section have been satisfied or whether Tenant has waived (or been deemed to have waived) its rights hereunder with respect to each Available Space offered to Tenant in accordance with the provisions of the foregoing Section 2.1.2(a) or 2.1.2(c). Landlord shall deliver a copy of such certificate to Tenant at least ten (10) days prior to the first occasion that Landlord delivers such a certificate to any prospective tenant, purchaser or mortgagee with respect to each particular Available Space. The parties hereby agree that a separate certificate shall apply with respect to each Available Space separately offered to Tenant under Section 2.1.2(a) or 2.1.2(c); provided, however, that Landlord shall not be required to deliver a copy to Tenant or otherwise notify Tenant of the delivery by Landlord to any prospective tenant, purchaser or mortgagee of any certificate for any particular Available Space after the first occasion that Landlord delivers such a certificate with respect to the particular Available Space.

                  (f) The rights of Tenant under this Section 2.1.2 shall not apply to (i) the sale or conveyance of the Building or the Lot (or both), or
(ii) the granting of a mortgage on the Building or Lot (or both) or the foreclosure of or the granting of a deed in lieu of foreclosure of any such mortgage.

                  (g) Landlord's failure to notify Tenant of the availability of any Offer Space shall not relieve Tenant of any of its obligations under this Lease; provided, however, that the foregoing provisions of this Subsection (g) shall not limit or impair Tenant's right to bring any action at law or in equity, including, without limitation, any action for specific performance, against Landlord in the event Landlord shall fail to notify Tenant of the availability of any Offer Space as and to the extent required under this Section 2.1.1.

                  (h) As used term, the term "Available Space Annual Fixed Rent Rate" shall mean the greater of (i) the Annual Fixed Rent Rate at the time the applicable Available Space is included in the Premises under this Section 2.1.1, or (ii) ninety-five percent (95%) of the fair market rent for the Available Space, determined in accordance with the procedures set forth in Subsection (i) below (the "Available Space Fair Market Rent").

                  (i) The Available Space Fair Market Rent for any Available Space shall be determined as follows: within twenty (20) days after Tenant gives Landlord notice of its election to lease any Available Space under this Section 2.1.1, Landlord shall give Tenant notice of Landlord's determination of the Available Space Fair Market Rent for the applicable Available Space. Within fifteen (15) days after such notice from Landlord, Tenant shall notify Landlord of its agreement with or objection to Landlord's determination of the Available Space Fair Market Rent, whereupon the Available Space Fair Market Rent shall be determined by arbitration conducted in a manner set forth below. If Tenant does not notify Landlord within such fifteen (15) days of Tenant's agreement with or objection to Landlord's determination of the Available Space Fair Market Rent, then the Available Space Fair Market Rent for the applicable Available Space shall be deemed to be Landlord's determination of the Available Space Fair Market Rent as set forth in the notice from Landlord described in this Subsection (i).

                  (j) If Tenant notifies Landlord of Tenant's objection to Landlord's determination of the Available Space Fair Market Rent under the preceding Subsection (i), such notice shall also set forth a request for arbitration and Tenant's appointment of a commercial real estate appraiser having at least ten (10) years of experience in the commercial leasing market in Framingham, Massachusetts ("Arbitrator"). Within ten (10) days thereafter, Landlord shall, by notice to Tenant, appoint a second Arbitrator. Each Arbitrator shall be advised to determine the Available Space Fair Market Rent for the applicable Available Space within thirty (30) days after Landlord's appointment of the second Arbitrator. On or before the expiration of such thirty
(30)
day period, the two Arbitrators shall confer and compare their respective determinations of the Available Space Fair Market Rent. If the difference between the amounts so determined by the two Arbitrators is less than or equal to ten percent (10% ) of the lower of said amounts, then the final determination of the Available Space Fair Market Rent shall be equal to the average of said amounts. If such difference between said amount is greater than ten percent (10%) of the lower of said amounts, then the two Arbitrators shall have ten (10) days thereafter to appoint a third Arbitrator (the "Third Arbitrator"), who shall be instructed to determine the Available Space Fair Market Rent for the applicable Available Space within ten (10) days after its appointment by selecting one of the amounts determined by the other two Arbitrators. Each party shall bear the cost of the Arbitrator selected by such party. The cost of the Third Arbitrator, if any, shall be shared equally by Landlord and Tenant.

                  (k) In the event that the term of the Lease for the Available Space shall commence prior to the date of determination of the Available Space Annual Fixed Rent Rate, Tenant shall pay Landlord rent for such Available Space based upon the then applicable Annual Fixed Rent Rate for the Premises. Upon such time as the Available Space Annual Fixed Rent Rate shall be determined, such rate shall be effective retroactive to the date that the Available Space was included in the Premises. Tenant shall, within thirty (30) days after the date of determination of the Available Space Annual Fixed Rent Rate, pay Landlord for any underpayment of rent applicable to the Available Space.

         2.1.3 Access. Tenant shall have access to the Premises, including, without limitation, the Data Center (as defined in Section 3.1 hereof) 24 hours per day, seven days per week, 52 weeks per year, subject to the Rules and Regulations, including, without limitation, the provisions of Paragraph 11, Paragraph 13, and Paragraph 20 of the Rules and Regulations attached hereto.

2.2      TERM.

         2.2.1 Initial Term. To have and to hold for a period (the "Term") commencing on the Term Commencement Date and continuing through the Term Expiration Date, unless sooner terminated as provided in Article VII or in
Article VIII.

         2.2.2 Extension Options.

         (a) Subject to the terms and conditions hereof, Tenant shall have two
(2) options to extend the Term of this Lease (each an "Option to Extend") for successive periods of five (5) years (each an "Extension Period"). Tenant may only exercise an Option to Extend with respect to the entire Premises (as the same exists as of the commencement of the applicable Extension Period). If Tenant elects to exercise an Option to Extend, it shall give Landlord a notice (an "Exercise Notice") of such election not later than nine (9) months prior to the expiration of the then current Term of this Lease. If Tenant fails or is unable to timely give any Exercise Notice to Landlord, Tenant shall be conclusively deemed to have waived all of its Options to Extend hereunder, time being of the essence hereof.

         (b) Notwithstanding any contrary provision of this Lease, each Option to Extend and any exercise by Tenant thereof shall be void and of no force or effect unless on the date Tenant gives Landlord its Exercise Notice for each Option to Extend and on the date of commencement of each Extension Period: (i) this Lease is in full force and effect, (ii) there is no default of Tenant under this Lease, and (iii) Tenant has not assigned this Lease or subleased fifty percent (50%) or more of the rentable floor area of the Premises (or agreed to so assign or sublease the Premises).

         (c) All of the terms, provisions, covenants and conditions of this Lease shall continue to apply during each Extension Period, except that the Annual Fixed Rent Rate during each applicable Extension Period (the "Extension Rent") shall be equal to the greater of (i) the Annual-Fixed Rent Rate payable during the last year of the then current Term of this Lease, or (ii) the fair market rent for the Premises for the applicable Extension Period, determined in accordance with the procedure set forth in Subsection (d) below (the "Extension Period Fair Market Rent").

         (d) The Extension Period Fair Market Rent for each Extension Period shall be determined as follows: within twenty (20) days after Tenant gives Landlord its Exercise Notice, Landlord shall give Tenant notice of Landlord's determination of the Fair Market Rent for the applicable Extension Period. Within fifteen (15) days after such notice from Landlord, Tenant shall notify Landlord of its agreement with or objection to Landlord's determination of the Extension Period Fair Market Rent, whereupon the Extension Period Fair Market Rent shall be determined by arbitration conducted in the manner set forth below. If Tenant does not notify Landlord within such fifteen (15) day period of Tenant's agreement with or objection to Landlord's determination of the Extension Period Fair Market Rent, then the Extension Period Fair Market Rent for the applicable Extension Period shall be deemed to be Landlord's determination of the Extension Period Fair Market Rent as set forth in the notice from Landlord described in this Subsection (d).

         (e) If Tenant notifies Landlord of Tenant's objection to Landlord's determination of the Extension Period Fair Market Rent under the preceding subsection, such notice shall also set forth a request for arbitration and Tenant's appointment of an Arbitrator. Within ten (10) days thereafter, Landlord shall, by notice to Tenant, appoint a second Arbitrator. Each Arbitrator shall be advised to determine the Extension Period Fair Market Rent for the applicable Extension Period within thirty (30) days after Landlord's appointment of the second Arbitrator. On or before the expiration of such thirty (30) day period, the two Arbitrators shall confer and compare their respective determinations of the Extension Period Fair Market Rent. If the difference between the amounts so determined by the two Arbitrators is less than or equal to ten percent (10%) of the lower of said amounts, then the final determination of the Extension Period Fair Market Rent shall be equal to the average of said amounts. If such difference between said amounts is greater than ten percent (10%) of the lower of said amounts then the two Arbitrators shall have ten (10) days thereafter to appoint a Third Arbitrator, who shall be instructed to determine the Extension Period Fair Market Rent for the applicable Extension Period within ten (10) days after its appointment by selecting one of the amounts determined by the other two

Arbitrators. Each party shall bear the cost of the Arbitrator selected by such party. The cost of the Third Arbitrator, if any, shall be shared equally by Landlord and Tenant.

                                 ARTICLE III

                                IMPROVEMENTS

3.1      INITIAL CONSTRUCTION.

         (a) Plans. Tenant hereby acknowledges that Tenant has delivered its preliminary plans and specifications for the Premises to Landlord prior to the date hereof. On or before the Design Completion Date (as hereinafter defined), Landlord shall provide to Tenant Complete Plans (as hereinafter defined) for the Premises based upon such preliminary plans and specifications. As used herein, the term "Design Completion Date" shall mean the date which is thirty (30) days after the date of full execution and delivery of this Lease by Landlord and Tenant. Tenant shall reasonably review and approve the Complete Plans within seven (7) days after delivery thereof by Landlord. Landlord and Tenant shall initial two (2) sets of Complete Plans after the same have been so delivered by Landlord and reasonably approved by Tenant.

                  As used herein, the term "Complete Plans" shall mean and refer to complete sets of construction drawings and specifications prepared at Tenant's expense by Landlord's architect or an architect approved by Landlord and Landlord's engineer, as the same may be modified by changes approved by Landlord and Tenant before or during the construction process. Complete Plans shall include, but not be limited to:

                  a.       Dimensioned Electrical and Telephone Outlet Plans
                  b.       Reflected Ceiling Plans
                  c.       Door and Hardware Schedules
                  d. Room Finish Schedules including wall, carpet and floor tile colors
                  e. Electrical, mechanical and structural engineering plans

Complete plans shall also include all necessary plans in connection with a data center containing approximately 2,000 - 2,500 square feet to be located within the Premises (the "Data Center"). The initial requirements for the Data Center shall include the following:

                  (1) an emergency generator with battery backup, to be located at the exterior of the Premises in a location mutually agreed upon by Landlord and Tenant; and

                  (2) fifteen (15) Tl lines and five (5) 56kb lines.

Tenant shall have the right to install additional Tl lines at its sole cost and expense, provided that (i) there is adequate conduit capacity at the Building for such installation, as reasonably determined by Landlord, and (ii) such installation shall be conducted in accordance with plans and specifications approved by Landlord in writing in advance.

                  All of Tenant's construction, installation of furnishings and later changes or additions shall be coordinated with any work being performed by Landlord in such manner as to maintain harmonious labor relations and not to damage the Building or Land or adversely interfere with Building operations. Except for installation of furnishings and the installation of telephone outlets which must be performed by the local telephone company at Tenant's direction and expense, all work described in the Complete Plans, including, without limitation, the Data Center (the "Leasehold Improvements"), shall be performed by a licensed and qualified general contractor selected by Tenant, subject to Landlord's reasonable approval ("Landlord's Contractor"). Without limitation of the foregoing, the Leasehold Improvements shall include all materials and labor required to: (A) achieve compliance with all applicable laws, codes, rules and regulations, including the American's with Disabilities Act and other handicap accessibility laws, codes, rules and regulations, and (B) upgrade any HVAC, electrical or other mechanical systems specifically servicing the Premises as required for Tenant's use and occupancy thereof.

                  Landlord will not approve any construction, alterations, or additions requiring unusual expense to readapt the Premises to normal office use on lease termination or increasing the cost of construction, insurance or taxes on the Building or of Landlord's services called for by Section 5.1 unless Tenant first gives assurances acceptable to Landlord that such readaptation will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost. All changes and additions shall be part of the Building except such items as Landlord shall require Tenant to remove in writing on termination of this Lease. Notwithstanding the foregoing, Tenant shall not be required to remove the initial improvements to be made to the Premises by Tenant or Landlord or any other improvements made by Tenant or Landlord in accordance with any Complete Plans approved by Landlord and Tenant (or any other improvements consistent therewith provided the same are approved by Landlord, such approval not to be unreasonably withheld or delayed), nor shall any such improvements be removed by Tenant on termination of this Lease.

         (b) Tenant Improvement Costs. Tenant shall pay to Landlord as additional rent a sum equal to all costs incurred by Landlord on account of the Leasehold Improvements in excess of the Tenant Allowance (as hereinafter defined), including in the costs so incurred the cost of Landlord's Contractor's overhead and profit (hereinafter called "Tenant Improvement Reimbursement to Landlord" or "TIR"). Notwithstanding the foregoing, TIR shall not include, and Landlord shall be responsible for, the cost to (i) separately meter electrical service and HVAC service for the Premises, (ii) deliver the base building systems, including the roof and all mechanical, electrical, plumbing HVAC and fire alarm systems servicing the Building (other than any new HVAC system to be located within the Data Center and the emergency generator described above, the costs of which shall be included in TIR) in good, serviceable condition and in compliance with all applicable laws, codes, rules and regulations, including, without limitation the Americans with Disabilities Act, (iii) repair the handicapped entrance ramp located at the entrance to the Building nearest the parking lot, and (iv) install one handicapped accessible stall in the common area bathroom on the first (1st) floor of the Building (except to the extent that such a handicapped accessible stall already exists). Notwithstanding the foregoing or any other provision of this Lease, TIR shall include all costs for the relocation of any component of any base building system or the addition (as opposed to replacement) of any base building system component located in or exclusively servicing the Premises, including, without limitation, the relocation of any fire alarm horns or strobes, or the addition of any new fire alarm horns or strobes (as opposed to replacement of existing horns or strobes), to the extent same is required in connection with Tenant's use or occupancy of the Premises. TIR shall also include the cost to install the Off Hours Switch and meter described in Paragraph 20 of Exhibit C attached hereto with respect to Tenant's Off Hours HVAC Service. Prior to commencement of construction, Landlord shall deliver to Tenant a good faith estimate of the TIR Tenant shall pay to Landlord the TIR (which may be greater or less than the amount so estimated by Landlord) as construction of the Leasehold Improvements progresses, within thirty (30) days after submission by Landlord to Tenant of a statement on or about the first day of each month showing construction and design costs incurred; provided, however, that Tenant and Landlord shall each be responsible for fifty percent (50%) of the construction and design costs shown on such statement (except for costs of change orders, for which Tenant shall be solely responsible) until such time as the Tenant Allowance shall have been fully applied, after which time Tenant shall be responsible for one hundred percent (100%) of the TIR, Such statement shall be accompanied by a certificate of Landlord's Contractor that all payments then due to laborers, materialmen and subcontractors have been made, less the aggregate amount of prior monthly progress payments made by Tenant or Landlord. On the earlier of occupancy or the Substantial Completion Date, Tenant shall pay to Landlord a sum equal to the unpaid balance of TIR. In addition to paying TIR as above provided, Tenant shall pay an amount equal to all costs incurred by Landlord as a result of any change orders approved by Tenant and Landlord affecting the Complete Plans, including the cost to Landlord of Landlord's Contractor's overhead and profit in connection therewith. Amounts due and payable on account of such change orders shall be included in the monthly statements relating to TIR provided for above, and Tenant shall pay therefor in accordance with each such statement within thirty (30) days, and in all events by the Substantial Completion Date.

                  The term "Tenant Allowance" as used herein with respect to the Premises shall mean $10.00 p.r.s.f., multiplied by the number of rentable square feet contained in the Premises.

                  Subject to the provisions of this Article III, and to the extent of Landlord's ongoing maintenance, repair and service obligations as expressly set forth in this Lease, Tenant hereby agrees that Landlord shall deliver, and Tenant shall accept, the Premises "as is", "where is", with all faults and without any representation, warranty or guaranty of any kind by Landlord to Tenant.

3.2      GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION.

         Landlord agrees to use reasonable efforts to have the Premises ready for occupancy within one hundred twenty (120) days after the date that Landlord and Tenant shall have initiated the Complete Plans as described in Section 3.1 above, subject to extensions for any Unavoidable Delays or any Tenant Delays (as hereinafter defined). As used herein, the term "Tenant Delays" shall mean and refer to any delays caused by any: (A) negligent act or omission or willful misconduct of Tenant or any of its agents, contractors or employees, (B) default or breach by Tenant or any of such parties of the provisions of this Article III or any other provision of the Lease, (C) delays relating to any change order requested by Tenant (including, without limitation, any delay in connection with reviewing any change order request, notwithstanding that Landlord and Tenant shall thereafter fail to execute a change order with respect thereto), or (D) delays by Tenant caused in connection with furnishing or equipping the Data Center or any other portion of the Premises, or in connection with any other work of Tenant or Tenant's separate contractors. The Premises shall be deemed ready for occupancy on the Substantial Completion Date (as hereinafter defined). As used herein, the term "Substantial Completion Date" shall mean and refer to the date on which (i) the Leasehold Improvements have been constructed in accordance with the Complete Plans and are ready for occupancy as reasonably certified by Landlord's architect with the exception of minor items which can be fully completed without material interference with Tenant, provided that none of said items is necessary to make the Premises tenantable for the Permitted Uses (collectively "Punch List Items"), and (ii) a Certificate of Occupancy from the Town of Framingham for the Premises shall have been obtained; provided, however, that if Landlord is unable to complete construction due to any Tenant Delay, then the Premises shall be deemed ready for occupancy no later than the date by which Landlord could have substantially completed the Leasehold Improvements but for such Tenant Delay, in which case the Annual Fixed Rent, Additional Rent and all other charges due hereunder shall be deemed to be due and payable upon such date as though the Substantial Completion Date had actually occurred on such date. Substantial Completion shall not require the furnishing or equipping of the Data Center or any other portion of the Premises, or the completion of any other work by Tenant or any of Tenant's separate contractors.

         Landlord shall complete Punch List Items within thirty (30) days after the Substantial Completion Date (or such longer period as may be reasonably required to complete such Punch List Items, provided that Landlord has commenced completion of such items within said thirty (30) day period and thereafter diligently pursues completion of the same).

         Notwithstanding any other provisions of this Lease to the contrary, Landlord shall permit Tenant reasonable access for installing equipment and furnishings in the Premises prior to the Substantial Completion Date (at no charge to Tenant) if it can be done without material interference with completion of the remaining portions of the Leasehold Improvements.

         All construction work required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building and shall be consistent with Building standard finishes, except as otherwise agreed to by Landlord in writing. Either party may inspect the work of the other at reasonable times and promptly shall give notice of observed defects. Landlord shall not be responsible for any loss, damage, or injury resulting from the installation of any components, fixtures, or equipment provided they were appropriately specified and installed in accordance with the manufacturer's or supplier's instructions, and provided that Landlord shall assign any and all manufacturers' and suppliers' warranties with respect thereto to Tenant for the Term of this Lease, upon the expiration or sooner termination of which Term such warranties shall automatically revert to Landlord. Landlord's obligations under
Section 3.1 shall be deemed to have been performed when Tenant commences to occupy any portion of the Premises for the Permitted Uses except for Punch List Items and any other items which are incomplete or do not conform with the requirements of Section 3.1 and as to which Tenant shall in either case have given written notice to Landlord within thirty (30) days after such commencement. If Tenant shall not have commenced to occupy the Premises for the Permitted Uses within 30 days after the Premises are deemed ready for occupancy as provided in Section 3.2, a certificate of completion by a licensed architect or registered engineer shall be conclusive evidence that Landlord has performed all such obligations except for items stated in such certificate to be incomplete or not in conformity with such requirements.

3.3      REPRESENTATIVES.

         Each party authorizes the other to rely in connection with their respective rights and obligations under this Article III upon approval and other actions on the party's behalf by Landlord's Representative in the case of Landlord or Tenant's Representative in the case of Tenant or by any person designated in substitution or addition by notice to the party relying.

                                   ARTICLE IV

                                      RENT

4.1 RENT. Tenant agrees to pay to Landlord as rent for the Premises, without any offset or reduction whatsoever (except as made in accordance with the express provisions of this Lease), Annual Fixed Rent, Additional Rent, the Electricity Charge and all other additional rent or charges required of Tenant under this Lease, at the Original Address of Landlord or at such other place or to such other person or entity as Landlord may by notice to Tenant from time to time direct.

4.2 ANNUAL FIXED RENT. The Annual Fixed Rent for the Premises shall be payable in equal installments equal to 1/12th of the product of the Annual Fixed Rent Rate multiplied by the rentable floor area of the Premises from time to time, in advance on the first day of each calendar month included in the Term from and after the Rent Commencement Date; and for any portion of a calendar month at the beginning or end of the Term, at the proportionate rate payable for such portion, in advance.

4.3 ADDITIONAL RENT - ESCALATION OF OPERATING EXPENSES.

         4.3.1 For purposes of this paragraph 4.3, the following definitions apply:

                  "Fiscal Year" shall mean each separate calendar year falling wholly or partly within the Term.

                  "Initial Base Cost" shall mean all Operating Expenses (as hereinafter defined) of the Building for the Initial Fiscal Year.

                  "Operating Expenses" shall mean all expenses, costs and disbursements (but no replacement of capital investment items except as provided below or specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with ownership, insurance, maintenance, security (to the extent provided by Landlord) and operation of the Building and Land, computed on an accrual basis, and including, but not limited to, the following:

                           (i) Wages and salaries of all employees engaged in
                  operating, maintenance or security of the Building, including taxes, insurance and benefits relating thereto.

                           (ii) All supplies and materials used in operation and
                  maintenance of the Building.

                           (iii) Cost of all utilities and any surcharges for
                  the Building, including cost of water, sewer, power, heat, light, air conditioning and ventilation for the Building, to the extent not separately metered to Tenant or any other tenant of the Building. Tenant expressly acknowledges that Operating Expenses include the cost of electricity for the Building notwithstanding that Tenant is paying, and other tenants may be paying, Landlord the Electricity Charge.

                           (iv) Cost of all maintenance and service agreements
                  for the Building and the equipment therein, including, but not limited to, security and energy management services, window cleaning, elevator maintenance and janitorial service.

                           (v) Cost of all insurance relating to the Building
                  and Land, and Landlord's personal property used in connection therewith.

                           (vi) Cost of repairs and general maintenance
                  (excluding repairs and general maintenance paid by the proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant).

                           (vii) Management fee for the manager of the Building
                  comparable to the management fee paid to managers of comparable buildings in the suburban Boston office market.

                           (viii) The cost of any additional, commercially
                  reasonable services not provided to the Building at the commencement of the Lease Term but thereafter provided by Landlord in the prudent management of the Building, consistent with the management of similar first class office buildings in the area in which the Building is located.

                           (ix) The cost of any capital improvements made to the
                  Building after the commencement of the Term that are intended to reduce other operating expenses or are required under governmental law or regulation, such cost thereof to be amortized over said capital improvements' useful life with interest on the unamortized balance at a floating rate equal to the so-called prime rate published from time to time in the Wall Street Journal (or, if such rate is no longer published, a comparable rate selected by Landlord) (the "Prime Rate") plus two (2) percentage points per annum, or such higher rate as may have been paid by Landlord on funds borrowed for the purposes of constructing or installing said capital improvements.

         4.3.2 For and with respect to each Fiscal Year, Tenant shall pay as Additional Rent (as defined herein) for the Premises Tenant's Proportionate Share of the increase in Operating Expenses over the Initial Base Cost, on the following terms and conditions:

                  (i) After the end of the first Fiscal Year immediately following the Initial Fiscal Year (the "First Full Fiscal Lease Year"), if Operating Expenses for such First Full Fiscal Year exceed the Initial Base Cost, Landlord shall submit a notice to Tenant reasonably detailing such excess, and Tenant shall pay Tenant's Proportionate share of such excess within thirty (30) days after such notice.

                  (ii) During each Fiscal Year following the First Full Fiscal Year, Tenant shall pay to Landlord, in monthly installments together with monthly Fixed Rent, an amount estimated by Landlord as one-twelfth of the Tenant's Proportionate Share of the excess of Operating Expenses for such Fiscal Year over the Initial Base Cost.

                  (iii) Within one hundred twenty (120) days (or as soon thereafter as possible) following the end of each Fiscal Year following the First Full Fiscal Year, Landlord shall provide Tenant a statement of such year's actual Operating Expenses, showing the actual increase in Operating Expenses over the Initial Base Cost (the "Annual Operating Expense Statement"). If such Annual Operating Expense Statement shows that Tenant's monthly payments exceed Tenant's Proportionate Share of the actual increase incurred for the applicable Fiscal Year, then Tenant may deduct such overpayments from its next payment or payments of monthly rent unless the Term has expired, in which case Landlord shall refund such overpayment to Tenant within thirty (30) days after such Annual Operating Expense Statement. If such Annual Operating Expense Statement shows that Tenant's Proportionate Share of the actual increase incurred for the applicable Fiscal Year exceeds Tenant's monthly payments for the applicable Fiscal Year, then Tenant shall within thirty (30) days after such statement pay the total amount of such deficiency to Landlord.

                  (iv) Each and every of the aforesaid projected escalation amounts, as well as any other amounts which are owed by Tenant to Landlord under this Lease other than Annual Fixed Rent, whether or not identified as "Additional Rent" hereunder, and whether requiring lump sum payment or constituting projected monthly amounts payable with the Annual Fixed Rent, shall for all purposes be treated and considered as Additional Rent and the failure of Tenant to pay the same as and when. due in advance and without demand shall have the same effect as failure to pay any installment of the Annual Fixed Rent, and shall afford Landlord all remedies provided in this Lease therefor.

                  (v) Tenant shall have the right, exercisable within (30) days after delivery by Landlord of each Annual Operating Expense Statement, to review the books and records of Landlord with respect to Operating Expenses for the Fiscal Year covered by the applicable Annual Operating Expense Statement. Any such audit shall be conducted by a qualified real estate professional at the office of Landlord's property manager, during normal business hours, upon not less than five (5) days' prior written notice to Landlord. Any such audit shall be conducted at Tenant's sole cost and expense, unless a certified public accountant engaged by Tenant shall establish that the applicable Annual Operating Expense Statement has overstated Operating Expenses for the applicable Fiscal Year by ten percent (10%) or more of the actual Operating Expenses for such Fiscal Year, in which case Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket costs and expenses in connection with such audit (including the reasonable cost of such certified public accountant). In the event that such audit shall establish that Tenant's monthly payments with respect to Operating Expenses for the applicable Fiscal Year exceeded Tenant's Proportionate Share of the actual increase in Operating Expenses incurred for the applicable Fiscal Year, then Tenant may deduct such overpayments from its next payment or payments of monthly rent, unless the Term has expired, in which case Landlord shall refund such overpayment to Tenant within thirty (30) days after written demand by Tenant. If such audit shall establish that Tenant's Proportionate Share of the actual increase in Operating Expenses for the applicable Fiscal Year exceeded Tenant's monthly payments for the applicable Fiscal Year, then Tenant shall with thirty (30) days after written demand from Landlord pay the total amount of such deficiency to Landlord. If Tenant fails or is unable to timely exercise its rights under this Section with respect to the audit of Operating Expenses for any Fiscal Year, then such rights shall lapse with respect to such Fiscal Year, time being of the essence with respect to the exercise thereof, and Tenant shall be conclusively deemed to have consented to the amount shown on such Annual Operating Expense Statement as the actual Operating Expenses for such Fiscal Year.

         4.3.3 Tenant's obligation for payment of Additional Rent shall survive any termination of this Lease by the lapse of time or otherwise.

         4.3.4 Should this Lease terminate at any time other than the first day of a calendar year, the Additional Rent referred to in this paragraph 4.3 shall be calculated for the Fiscal Year in which the expiration of the Term occurs only by the following formula:

                  Days Under Lease x Additional Rent    =    Adjusted Additional Rent for the
                           365                               Fiscal Year which termination occurred

         4.3.5 In any Fiscal Year when the Building has an average annual occupancy rate of less than 95% then, for the purpose of this Section 4.3, the Operating Expenses will be extrapolated as though the Building were 95% occupied; and the Tenant's Proportionate Share shall mean the same proportion of the Operating Expenses as the rentable floor area of the Premises bears to 95% of the Rentable Floor Area of the Building. In any Fiscal Year when the

Building has an average annual occupancy rate of 95% or more then the Operating Expenses shall be the actual Operating Expenses; and the Tenant's Proportionate Share shall mean the same proportion of the Operating Expenses as the rentable floor area of the Premises bears to the Rentable Floor Area of the Building actually leased on an average annual basis for said Fiscal Year. In the case of any services which are not rendered to all areas on a comparable basis, the proportion allocable to the Premises shall be in the same proportion which the floor area of the Premises bears to the total floor area to which such service is rendered.

4.4      ESCALATION OF REAL ESTATE TAXES.

         4.4.1 For purposes of this paragraph 4.4, the following definitions apply:

                  "Tax Year" shall mean each separate tax fiscal year falling wholly or partly within the Term (currently the period commencing July 1 and ending June 30).

                  "Initial Tax Cost" shall mean all Real Estate Taxes (as hereinafter defined) assessed against the Building and the Land for the Initial Tax Year.

                  "Real Estate Taxes" shall mean all real estate taxes (including special assessments, if any and any other taxes now or hereinafter imposed which are in the nature of or in substitution for real estate taxes) levied on the Building and the Land. For purposes of the preceding sentence, if Landlord can lawfully pay any assessment in installments without any fine, penalty or lien against the Land or Building, the amount of such assessment shall be limited to the installments lawfully payable from time to time during the Term plus any accrued interest on the unpaid balance of such assessment.

         4.4.2 For and with respect to each Tax Year, Tenant shall pay as Additional Rent for the Premises Tenant's Proportionate Share of the increase in Real Estate Taxes over the Initial Tax Cost, on the following terms and conditions:

                  (i) After the end of the Initial Tax Year, if Real Estate Taxes exceed the Initial Tax Cost, Landlord shall submit a notice to Tenant reasonably detailing such excess, and Tenant shall pay Tenant's Proportionate share of such excess within thirty (30) days after such notice.

                  (ii) During each Tax Year following the Initial Tax Year, Tenant shall pay to Landlord, in monthly installments together with monthly Fixed Rent, an amount estimated by Landlord as one-twelfth of the Tenant's Proportionate Share of the excess of Real Estate Taxes for such Tax Year over the Initial Tax Cost.

                  (iii) Within one hundred twenty (120) days (or as soon thereafter as possible) following the end of each Tax Year, Landlord shall provide Tenant a statement of such year's actual Real Estate Taxes, showing the actual increase in Real Estate Taxes over the Initial Tax Cost. If such statement shows that Tenant's monthly payments exceed Tenant's Proportionate Share of the actual increase incurred for the applicable Tax Year, then Tenant may deduct such overpayments from its next payment or payments of monthly rent unless the Term has expired, in which case Landlord shall refund such overpayment to Tenant within thirty (30) days after such statement. If such statement shows that Tenant's Proportionate Share of the actual increase incurred for the applicable Tax Year exceeds Tenant's monthly payments for the applicable Tax Year, then Tenant shall within thirty (30) days after such statement pay the total amount of such deficiency to Landlord.

                  (iv) Each and every of the aforesaid projected escalation amounts shall for all purposes be treated and considered as Additional Rent.

         4.4.3 Should this Lease terminate at any time other than the first day of a tax year, the Additional Rent referred to in this paragraph 4.4 shall be calculated for the Tax Year in which the expiration of the Term occurs only by the following formula:

                  Days Under Lease x Additional Rent     =      Adjusted Additional Rent for the
                           365                                  Tax Year which termination occurred

         4.4.4 In any Fiscal Year when the Building has an average annual occupancy rate of less than 95% then, for the purpose of this Section 4.4, the Real Estate Taxes will be extrapolated as though the Building were 95% occupied; and the Tenant's Proportionate Share shall mean the same proportion of the Real Estate Expenses as the rentable floor area of the Premises bears to 95% of the Rentable Floor Area of the Building. In any Fiscal Year when the Building has an average annual occupancy rate of 95% or more then the Real Estate Taxes shall be the actual Real Estate Taxes and the Tenant's Proportionate Share shall mean the same proportion of the Real Estate Taxes as the rentable floor area of the Premises bears to the Rentable Floor Area of the Building actually leased on an average annual basis for said Fiscal Year.

4.5 UTILITIES. Tenant shall pay directly to the proper authorities charged with the collection thereof all charges for any utilities or services separately metered to Tenant used or consumed on the Premises. It is understood and agreed that Landlord shall not be liable for any interruption or failure in the supply of any such utilities to the Premises. Landlord reserves the right to install separate subcheck meters to measure Tenant's use and consumption of any utility (including electricity) furnished to the Premises but which is not separately metered to Tenant by the applicable utility as of the Term Commencement Date, at Tenant's sole cost and expense.

4.6 LATE PAYMENT OF RENT. If any installment of rent is paid ten (10) days after the date the same was due, at Landlord's election, it shall bear interest from the due date at the Prime Rate, as it may be adjusted from time to time, plus 4% per annum, but in no event more than the highest rate of interest allowed by applicable law, which interest shall be immediately due and payable as further additional rent. The foregoing provisions of this Section 4.6 shall not apply to the first installment of rent paid after the date the same was due during each twelve (12) consecutive month period during the Term.

                                    ARTICLE V

                              LANDLORD'S COVENANTS

5.1 COVENANTS. Landlord covenants during the Term:

         5.1.1 Building Services. To furnish, through Landlord's employees or independent contractors, the services listed in Exhibit D.

         5.1.2 Additional Building Services. To furnish, through Landlord's employees or independent contractors, reasonable additional Building operation services upon reasonable advance request of Tenant at equitable rates from time to time established by Landlord to be paid by Tenant.

         5.1.3 Insurance. To maintain all risk fire and casualty insurance on a replacement value, agreed amount basis, for the Building in such amounts as Landlord may consider reasonably appropriate. Landlord shall have no obligation to insure Tenant's personal property or chattels, including without limitation, Tenant's trade fixtures.

         5.1.4 Maintenance; Repairs. Except as otherwise provided in Article VI, to make such repairs to the roof, exterior walls, floor slabs and other structural components and common areas and facilities of the Building as may be necessary to keep them in good, serviceable condition. Without limitation of the foregoing, Landlord shall be responsible for the maintenance and repair of the mechanical, electrical, plumbing and heating and air conditioning systems serving the Building, (except for the HVAC system located in the Data Center and Tenant's back-up generator located outside the Premises, the maintenance of which shall be the responsibility of Tenant).

                                   ARTICLE VI

                          TENANT'S ADDITIONAL COVENANTS

6.1 COVENANTS. Tenant covenants at its expense at all times during the Term and for such further time as Tenant occupies the Premises or any part thereof:

         6.1.1 Perform Obligations. To perform promptly all of the obligations of Tenant set forth in this Lease; and to pay when due the Fixed Rent and Additional Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

         6.1.2 Occupancy and Use. Continuously from the Commencement Date, to use and occupy the Premises only for the Permitted Uses, and to timely procure and maintain all licenses and permits necessary therefor at Tenant's sole expense.

         6.1.3 Repair and Maintenance. Except as otherwise provided in Article VII, to keep the Premises, including, without limitation, the HVAC system located in the Data Center and Tenant's back-up generator located outside the Premises (but excluding the exterior of the Premises, (exclusive of glass and doors), the structural elements of the Building, the grounds, the parking lot and such building systems as Landlord has agreed to maintain pursuant to Section
5.1.4 hereof, which Landlord shall maintain and repair unless such repairs are required because of Tenant's misconduct or negligence) in good order, condition and repair and in at least as good order, condition and repair as they are in on the Commencement Date or may be put in during the Term, reasonable use and wear and tear and damage by fire or other casualty not caused by Tenant's misconduct or negligence; to maintain the Premises in a clean, orderly and sanitary condition, including, without limitation, cleaning, repairing or replacing as needed all floor covering within the Premises; to keep in a safe, secure and sanitary condition all trash and rubbish temporarily stored at the Premises; and to make all repairs and replacements and to do all other work necessary for the foregoing purposes whether the same may be ordinary or extraordinary, foreseen or unforeseen. Tenant shall secure, pay for and keep in force contracts with appropriate and reputable service companies approved by Landlord providing for the regular maintenance of the heating, ventilation and air-conditioning systems located in the Data Center, and copies of all such contracts for the Premises shall be furnished to Landlord not later than the Substantial Completion Date and a replacement or extension thereof shall be furnished to Landlord prior to expiration of such preceding contract (and if Tenant shall fail to do so, Landlord may (but shall not be obligated to) arrange for such contracts and the cost thereof shall be reimbursed by Tenant to Landlord upon demand and shall be deemed Additional Rent under this Lease). It is further agreed that the exception of reasonable use and wear shall not apply so as to permit Tenant to keep the Premises in anything less than suitable, tenant-like, and efficient and usable condition considering the nature of the Premises and the use reasonably made thereof, or in less than good and tenantlike repair.

6.1.4 Compliance with Law. To make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority other than major capital repairs, alterations, additions or replacements to the foundations and structural elements of the building which are not required because of Tenant's failure to comply with the provisions of Article 6.1.3 hereof; to keep the Premises equipped with all safety appliances so required; to pay all municipal, county, or state taxes assessed against the leasehold interest hereunder, or against personal property of any kind on or about the Premises; not to dump, flush, or in any way introduce any hazardous substances or any other toxic substances into the septic, sewage or other waste disposal system serving the Premises or the Building, not to generate, store or dispose of hazardous substances in or on the Premises, the Building or the Land or dispose of hazardous substances from the Premises, the Building or the Land to any other location without the prior written consent of Landlord and then only in compliance with the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. ss.6901 et seq., and all other applicable laws, ordinances and regulations; to notify Landlord of any incident which would require the filing of a notice under applicable federal, state, or local law; not to store or dispose of hazardous substances on the Premises without first submitting to Landlord a list of all such hazardous substances and all permits required therefor and thereafter providing to Landlord on an annual basis Tenant's certification that all such permits have been renewed with copies of such renewed permits; and to comply with the orders and regulations of an governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises. "Hazardous substances" as used in this paragraph shall mean "hazardous substances" as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.9601 and regulations adopted pursuant to said Act.

         6.1.5 Tenant's Work. To procure at Tenant's sole expense all necessary permits and licenses before undertaking any work on the Premises; to do all such work in compliance with the applicable provisions of this Lease, including, without limitation, Sections 3.2; to do all such work in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, environmental, building, fire, health and other codes, regulations, ordinances and laws; to furnish to Landlord prior to the commencement of any such work a bond or other security acceptable to Landlord assuring that any Work commenced or continued by Tenant will be completed in accordance with specifications approved in advance in writing by Landlord; to keep the Premises at all times free of liens for labor and materials; to employ for such work one or more responsible contractors whose labor will work without interference with other labor working on the Building; to require such contractors employed by Tenant to carry worker's compensation insurance in accordance with statutory requirements and comprehensive public liability insurance covering such contractors on or about the Premises in amounts that at least equal the limits set forth in Section 1.1 and to submit certificates evidencing such coverage to Landlord prior to the commencement of such work; and to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work.

         6.1.6 Indemnity. To defend, with counsel reasonably approved by Landlord, all actions against Landlord, any partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord, holders of mortgages secured by the Premises or the Building and Land and any other party having an interest in the Premises ("Indemnified Parties") with respect to, and to pay, protect, indemnify and save harmless, to the extent permitted by law, all Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature (collectively, "Claims") arising from any (i) injury to or death of any person, or damage to or loss of property, on the Premises or on adjoining sidewalks, streets or ways, connected in any way with the use or occupancy of any thereof by Tenant or any of Tenant's agents, contractors, licensees, sublessees or invitees, (ii) violation of this Lease, or (iii) act, fault, omission or misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees; provided, however, that the foregoing indemnity shall not include any Claims to the extent same arise from any negligent act or omission or intentional misconduct of Landlord or any of Landlord's Indemnified Parties or their respective contractors, licensees, agents, servants or employees.

         6.1.7 Landlord's Right to Enter. To permit Landlord and its agents to enter into the Premises at reasonable times, and upon at least twenty-four hours' notice (except in case of emergency, in which event prior notice shall not be required but Landlord shall give Tenant notice after such entry promptly thereafter), to examine the Premises, make such repairs and replacements as Landlord may elect, without however, any obligation to do so, and show the Premises to prospective purchasers and to lenders, and, during the last nine (9) months of the Term, to show the Premises to prospective tenants and to keep affixed in suitable places notices of availability of the Premises.

         6.1.8 Personal Property at Tenant's Risk. All of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming by, through or under Tenant, may be on the Premises (collectively "Tenant's Property"), shall, as between the parties, be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person, for any injury, loss, damage or liability to the extent prohibited by law.

         6.1.9 Payment of Landlord's Cost of Enforcement. To pay on. demand Landlord's expenses, including reasonable attorney's fees, incurred in enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease as provided in Section 8.4.

         6.1.10 Yield Up. At the expiration of the Term or earlier termination of this Lease: to surrender all keys to the Premises, to remove all of its trade fixtures and personal property in the Premises, to remove such installations and improvements made by Tenant as Landlord may request and all Tenant's signs wherever located, to repair all damage caused by such removal and to yield up the Premises (including all installations and improvements made by Tenant except for trade fixtures and such of said installations or improvements as Landlord shall request Tenant to remove), broom-clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by Landlord in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises and for use and occupancy during the period after the expiration of the Term and prior to Tenant's performance of its obligations under this Section 6.1.10. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure and delay in surrendering the Premises as above provided.

         6.1.11 Estoppel Certificate. Upon not less than ten (10) days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect and that except as stated therein Tenant has no knowledge of any defenses, offsets or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Fixed Rent and Additional Rent and other charges have been paid and a statement that Landlord is not in default hereunder (or if in default, the nature of such default, in reasonable detail) and such other matters reasonably required by Landlord or any prospective purchaser. or mortgagee of the Building. Any such statement delivered pursuant to this Section
6.1.11 may be relied upon by any prospective purchaser or mortgagee of the Building, or any prospective assignee of any such mortgage.

         6.1.12 Landlord's Expenses Re Consents. To reimburse Landlord promptly on demand for all reasonable legal expenses incurred by Landlord in connection with all requests by Tenant for consent or approval under this Lease for any proposed assignment or sublease.

         6.1.13 Rules and Regulations. To comply with the Rules and Regulations set forth in Exhibit C, as the same may be amended from time to time by Landlord to provide for the care and use of the Building and Land and their facilities and approaches, it being understood that Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations.

         6.1.14 Loading. Not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such times as Landlord shall in each instance approve; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other leased space in the Building shall be placed or maintained by Tenant in settings of cork, rubber, spring, or other types of vibration eliminators sufficient to eliminate such vibration or noise. In addition, in the event that Tenant shall lease any Available Space pursuant to the terms of Section 2.1.2 hereof, Tenant agrees not to place any Tenant's property, as defined in Section 6.1.8 hereof, within the Available Space so as to exceed a rate of 50 pounds of live load per square foot.

         6.1.15 Holdover. To pay to Landlord one hundred fifty percent (150%) of the total of the Fixed Rent, Additional Rent, and all other payments then payable hereunder, for each month or portion thereof Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by Landlord on account thereof; the provisions of this subsection shall not operate as a waiver by Landlord of the right of re-entry provided in this Lease; at the option of Landlord exercised by notice given to Tenant while such holding over continues, such holding over shall constitute an extension of this Lease for a period of one year.

         6.1.16 Assignment and Subletting.

                  (a) Not without the prior written consent of Landlord to assign this Lease, to make any sublease, or to permit occupancy of the Premises or any part thereof by anyone other than Tenant, voluntarily or by operation of law; as Additional Rent, to reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting; no assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee); no consent to any of the foregoing in a specified instance shall operate as a waiver in any subsequent instance. Subject to the provisions of Subsection 6.1.16(b) and Subsection 6.1.16(c) hereof, Landlord's consent to assignment or subletting by Tenant shall not be unreasonably withheld or delayed, provided that Tenant is not then in default under this Lease and provided further that Landlord shall not be deemed unreasonable for withholding its consent (i) to any assignment or subletting the arrangements for which are to be made through any broker other than Landlord or its affiliates for a period of not less than 30 days from the date Tenant authorizes Landlord or its affiliates of commence brokerage activity on behalf of Tenant, or (ii) to any assignment or subletting if the same is on terms more favorable to the successor occupant than to the then occupant. In the event that any assignee or subtenant pays to Tenant any amounts in excess of the Fixed Rent, Additional Rent, and all other payments then payable hereunder, or pro rata portion thereof on a square footage basis for any portion of the Premises, Tenant shall promptly pay fifty percent (50%) of such excess to Landlord as and when received by Tenant, such excess being determined after deducting Tenant's reasonable out-of-pocket costs and expenses for brokerage commissions and leasehold improvements in connection with the applicable assignment or sublease, amortized on a straight line basis over the term of such assignment or sublease.

                  (b) Notwithstanding any other provision of this Section 6.1.16, in the event that Tenant requests Landlord's consent to any sublease of any portion of the Premises (said portion of the Premises being hereinafter referred to as the "Proposed Sublease Premises"), Landlord shall have the option, exercisable by notice given to Tenant within thirty (30) days after receipt of Tenant's request for consent to the proposed sublease, to terminate this Lease with respect to the Proposed Sublease Premises as of a date specified in such notice, which shall be not less than thirty (30) nor more than one hundred twenty (120) days after such notice, in which event: (i) this Lease shall continue in full force and effect with respect to the remainder of the Premises not included in the Proposed Sublease Premises, (ii) Tenant shall remove all of Tenant's trade fixtures and personal property in the Proposed Sublease Premises, all of such installations and improvements made by Tenant therein as Landlord may request and all of Tenant's signs therein, and Tenant shall repair all damage caused by such removal and yield up the Proposed Sublease Premises (including all installations and improvements made by Tenant except for trade fixtures and such of said installations and improvements as Landlord may request Tenant to remove), broom clean and in the same good order and repair which Tenant is obligated to keep and maintain the Premises by the provisions of this Lease.

                  (c) Notwithstanding any other provision of this Section 6.1.16, if Tenant requests Landlord's consent to (i) assign this Lease, (ii) sublease fifty percent (50%) or more of the rentable floor area of the Premises, or (iii) sublease any portion of the rentable floor area of the Premises if the amount to be paid to Tenant with respect thereto exceeds the Fixed Rate, Additional Rent and other payments payable hereunder to Landlord, or pro rata portion thereof on a square footage basis for any portion of the Premises, then, in any such case, Landlord shall have the option, exercisable by notice to Tenant given within thirty (30) days after receipt of such request, to terminate this Lease as of a date specified in such notice which shall be not less than thirty (30) nor more than sixty (60) days after the date of such notice.

                  (d) Without limitation of any other provision of this Section 6.1.16, if, at any time during the Term of this Lease, Tenant is:

                           (i) a corporation or a trust (whether or not having
shares of beneficial interest) and there shall occur any change or transfer of the ownership or control of fifty percent (50%) or more of the persons then having power to participate in the election or appointment of the directors, trustees or other persons exercising like functions and managing the affairs of Tenant; or

                           (ii) a partnership or association or otherwise not a
natural person (and is not a corporation or a trust) and there shall occur any change or transfer of the ownership or control of fifty percent (50%) or more of the persons who then are members of such partnership or association or who comprise Tenant;

Tenant shall so notify Landlord and Landlord may terminate this Lease by notice to Tenant given within 90 days thereafter. This subsection (d) shall not apply to the Tenant named herein if such Tenant is a corporation and the outstanding voting stock thereof is listed on a recognized securities exchange.

                  (e) Landlord's consent to any assignment or subletting by Tenant, or to any occupancy of the Premises by anyone other than Tenant, voluntarily or by operation of law, in any specific instance shall not operate as a waiver in any subsequent instance.

                  (f) Notwithstanding any other provision of this Section 6.1.16, Landlord's consent shall not be required with respect to any assignment of this Lease or sublease of the Premises by Tenant to any entity controlling, controlled by or under common control with Tenant (each, an "Affiliate"), provided that Tenant shall send prior written notice of such assignment or sublease and provided further, that, without limitation of any other provision of this Lease, any use or occupancy of the Premises by any such Affiliate shall be subject to all of the terms and conditions of this Lease.

         6.1.17 Nuisance. Not to injure, deface or otherwise harm the Premises; nor commit any nuisance; nor permit the emission of any objectionable noise, vibration or odor; nor make, allow or suffer any waste; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate or increase the premiums for any insurance on the Building or its contents.

         6.1.18 Installation, Alterations or Additions. Not to make any installations, alterations or additions in, to or on the Premises (including, without limitation, buildings, lawns, planted areas, walks, roadways, parking and loading areas) nor to permit the making of any apertures in the walls, partitions, ceilings or floors without on each occasion obtaining the prior written consent of Landlord and then only pursuant to plans and specifications approved by Landlord in advance in each instance. Landlord will not approve any construction, alterations, or additions requiring unusual expense to readapt the Premises to normal office use on lease expiration or termination or increasing the cost of construction, insurance or taxes on the Premises or the Building or of Landlord's Services called for by Section 5.1 unless Tenant first gives assurances acceptable to Landlord that such readaptation will be made prior to such expiration or termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost. Notwithstanding the foregoing, Landlord's consent shall not be required with respect to any non-structural installation, alteration or addition within the Premises; provided that (i) the cost of any such installation, alteration or addition, shall not exceed $10,000 individually or $30,000 in the aggregate when added to the cost of all other installations, alterations or additions made during the twelve (12) month period immediately preceding the date of such installation, alteration or addition, (ii) such installation, alteration or addition shall not require unusual expense to re-adapt the Premises to normal office use on Lease expiration or termination, (iii) any such installation, alteration or addition does not adversely effect any mechanical, electrical, plumbing, HVAC or other building systems, or (iv) all such installations, alterations or additions shall be performed in accordance with all of the requirements of this Lease. All changes and additions shall be part of the Building except such items as by writing at the time of approval the parties agree either shall be removed by Tenant on expiration or termination of this Lease, or shall be removed or left at Tenant's election.

         6.1.19 Insurance. To maintain:

                  (a) Public liability insurance including contractual liability on the Premises indemnifying Landlord and Tenant against all claims and demands for (i) injury to or death of any person, or damage to or loss of property, on the Premises or adjoining walks, streets or ways, or connected with the use, condition or occupancy of any thereof unless caused by the negligence of Landlord or its servants or agents, (ii) violation of this Lease, or (iii) any act, fault or omission, or other misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees, in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth in Section 1.1, and from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes, and shall be written on the "Occurrence Basis" and include Host Liquor liability insurance.

                  (b) Worker's compensation insurance in statutory amounts covering all of Tenant's employees working in the Premises.

         6.1.20 Insurance Policies. To obtain all policies for insurance required under the provisions of Section 6.1.19 from responsible companies qualified to do business in the state in which the Premises are located and in good standing therein, which companies and the amount of insurance allocated thereto shall be subject to Landlord's approval. Tenant agrees to furnish Landlord with certificates of all such insurance which Tenant is obligated to obtain pursuant to Section 6.1.19 prior to the beginning of the Term and each renewal policy at least 30 days' prior to the expiration of the policy it renews. Each such policy shall prohibit cancellation and reduction of coverage without at least 30 days' prior written notice to Landlord and to the holders of any mortgages on the Building and/or Land.

         6.1.21 Labor or Materialmen's Liens. To pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees, or independent contractors; not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises; and to discharge any such liens which may so attach within fifteen
(15) days after notice of the same.

                                   ARTICLE VII

                               CASUALTY OR TAKING

7.1 TERMINATION. In case during the Term all or any substantial part of the Premises or of the Building or of the Land or any one or more of them shall be taken by any public authority or for any public use, or shall be destroyed or damaged by fire or casualty, or by the action of any public authority, or Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority, then this Lease may be terminated at the election of Landlord. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been divested, shall be made by the giving of notice by Landlord to Tenant within thirty (30) days after such destruction or damage or taking.

         If during the Term the whole or more than fifty percent (50%) of the Premises is damaged or destroyed by fire or other casualty, or if the Building shall be damaged or destroyed by fire or other casualty in such manner that Tenant is deprived of access to the Premises, unless, in either case, such damage or destruction can, in Landlord's reasonable opinion asserted in a notice ("Landlord's Notice") delivered within 90 days of such casualty, be fully repaired within 12 months after such fire or other casualty, or if, once commenced, such damage or destruction is not in fact repaired within 12 months of such casualty (plus up to an additional 90 days required by reason of Unavoidable Delays or Tenant Delays); Tenant shall have the right, by notice to Landlord given within 30 days after Landlord's Notice, or as the case may be, within 30 days after the expiration of said 12-month construction period (as so extended) if the repairs are not so completed, to terminate this Lease, effective as of the date of such casualty as if that date were the date set forth in this Lease for the expiration of the Term, and the Fixed Rent and Additional Rent payable hereunder shall abate. If Tenant shall fail to give timely notice of the exercise of its right to terminate, Tenant shall have no right to so terminate this Lease, time being of the essence of the foregoing provisions.

7.2 RESTORATION. If neither Landlord or Tenant exercises their respective right to terminate pursuant to Section 7.1, this Lease shall continue in force and a just proportion of the rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be abated from the date of such casualty or taking until the Premises, or what may remain thereof, shall be put by Landlord in proper condition for use subject to zoning and building laws or ordinances then in existence, which, unless Landlord or Tenant has exercised its right to terminate pursuant to Section 7.1, Landlord covenants to do with reasonable diligence at Landlord's expense, provided that Landlord's obligations with respect to restoration shall not require Landlord to expend more than the net proceeds of insurance recovered or damages awarded for such casualty or taking. The term "net proceeds of insurance recovered or damages awarded" refers to the gross amount of such insurance or damages less the expenses of Landlord in connection with the collection of the same, including, without limitation, fees and expenses for legal and appraisal services.

7.3 AWARD. Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Land and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request, and hereby irrevocably designates and appoints Landlord its attorney-in-fact to execute and deliver in Tenant's name and behalf all such further assignments thereof. It is agreed and understood however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (a) movable trade fixtures installed by Tenant or anybody claiming under Tenant, at its own expense or (b) relocation expenses recoverable by Tenant from such authority in a separate action.

                                  ARTICLE VIII

                                    DEFAULTS

8.1 EVENTS OF DEFAULT. (a) If any default by Tenant continues after notice, in case of Fixed Rent, Additional Rent or any other monetary obligation to Landlord for more than 10 days, or in any other case for more than 30 days and such additional time, if any, as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured in 30 days and Tenant diligently endeavors to cure such default, or (b) if any assignment for the benefit of creditors shall be made by Tenant, or by any guarantor of Tenant, or (c) if Tenant's leasehold interest shall be taken on execution or other process of law in any action against Tenant, or (d) if a lien or other involuntary encumbrance is filed against Tenant's leasehold interest, and is not discharged within 30 days thereafter (or, in the event that such lien or encumbrance may not be reasonably discharged within said 30-day period, such additional period of time, not to exceed an additional 30 days, as may be reasonably necessary to discharge such lien or encumbrance, provided that Tenant shall have commenced such action as may be necessary to discharge such lien or encumbrance within said initial 30-day period and shall thereafter diligently pursue such discharge to completion within said additional 30-day period) or (e) if a petition is filed by Tenant or any guarantor of Tenant for liquidation, or for reorganization or an arrangement or any other relief under any provision of the Bankruptcy Code as then in force and effect, or (f) if an involuntary petition. under any of the provisions of said Bankruptcy Code is filed against Tenant or any guarantor of Tenant and such involuntary petition is not dismissed within 30 days thereafter, then, and in any of such cases, Landlord and the agents and servants of Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without further demand or notice, at Landlord's election, do any one or more of the following: (i) give Tenant notice stating that this Lease is terminated, effective upon the giving of such notice or upon a date stated in such notice, as Landlord may elect, in which event this Lease shall be irrevocably extinguished and terminated as stated in such notice without any further action, or (ii) with or without process of law, in a lawful manner enter and repossess the Premises as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove its and their effects, without being guilty of trespass, in which event this Lease shall be irrevocably extinguished and terminated at the time of such entry, or (iii) pursue any other rights or remedies permitted by law. Any such termination of this Lease shall be without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and in the event of such termination Tenant shall remain liable under this Lease as hereinafter provided. Tenant hereby waives all statutory rights (including without limitation rights of redemption, if any) to the extent such rights may be lawfully waived, and Landlord, without notice to Tenant, may store Tenant's effects and those of any person claiming through or under Tenant, at the expense and risk of

Tenant, and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

8.2 REMEDIES. In the event that this Lease is terminated under any of the provisions contained in Section 8.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved, there shall be included, in addition to the Fixed Rent and Additional Rent, the value of all other consideration agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any such ending to pay punctually to Landlord all the sums and to perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the next preceding covenant, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 8.2 and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under relenting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

         In lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this
Section 8.2, Landlord may by notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in Section 8.1 or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Fixed Rent and Additional Rent accrued in the 12 months ended next prior to such termination (if there is less than 12 months remaining in the Term, then such amount shall be prorated upon the number of months and partial months remaining in the Term), plus the amount of rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 8.2 up to the time of payment of such liquidated damages.

         Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

8.3 REMEDIES CUMULATIVE. Any and all rights and remedies which Landlord may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

8.4 LANDLORD'S RIGHT TO CURE DEFAULTS. Landlord may, but shall not be obligated to, cure, at any time, following ten (10) days' prior notice to Tenant, except in cases of emergency when no notice shall be required, any default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorneys' fees, in curing a default shall be paid by Tenant to Landlord as Additional Rent on demand, together with interest thereon at the Default Rate from the date of payment by Landlord to the date of payment by Tenant.

8.5 EFFECT OF WAIVERS OF DEFAULT. Any consent or permission by Landlord to any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Landlord of the breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

         The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have Originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord. No consent or waiver, express or implied, by Landlord to or of any breach of any agreement of duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

8.6 NO ACCORD AND SATISFACTION. No acceptance by Landlord of a lesser sum than the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, unless Landlord elects by notice to Tenant to credit such sum against the most recent installment due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

                                   ARTICLE IX

                                    MORTGAGES

9.1 RIGHTS OF MORTGAGE HOLDERS. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, including without limitation Section 10.5, no such holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord, subject to and with the benefit of the provisions of Section 10.6, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the equity of the Premises (such that from and after the date of such discontinuance, the owner of such equity (and not the holder) shall be liable to perform all of the obligations of Landlord, subject to and with the benefit of the provisions of Section 10.6).

         Tenant shall not pay Fixed Rent, Additional Rent or any other charge more than 10 days prior to the due date thereof. No prepayment of Fixed Rent, Additional Rent or other charge, no assignment of this Lease and no agreement to modify so as to reduce the rent, change the Term, or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to in writing by Landlord's mortgagees of record, if any.

         No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (a) Tenant shall have first given written notice of Landlord's act or failure to act to each of Landlord's mortgagees of record, if any, that has delivered a non-disturbance agreement to Tenant, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights and (b) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section 9.1 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises, if the mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist.

         The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a holder of a mortgage (including, without limitation, the covenants and agreements contained in this Section 9.1) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such holder; such holder is hereby constituted a party of this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such holder shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may be necessary to implement the provisions of this Section 9.1.

9.2 SUPERIORITY OF LEASE; OPTION TO SUBORDINATE. Unless the option set forth below in this Section 9.2 shall be exercised, this Lease shall be superior to and shall not be subordinate to any mortgage or other voluntary lien or other encumbrance hereafter placed on the mortgaged premises of which the Premises are a part. The holder of any such mortgage or other voluntary lien or other encumbrance shall have the option to subordinate this Lease to the same, provided that such holder enters into an agreement with Tenant by the terms of which such holder will agree (a) to recognize the rights of Tenant under this Lease, (b) to perform Landlord's obligations hereunder arising after the date of such holder's acquisition of title as hereinafter described, expressly excluding, however, Landlord's obligations under Article III of this Lease, and
(c) to accept Tenant as tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise and Tenant will agree to recognize the holder of such mortgage as Landlord in such event, which agreement shall be made expressly to bind and inure to the benefit of the successors and assigns of Tenant and of the holder and upon anyone purchasing the mortgaged premises at any foreclosure sale. Tenant and Landlord agree to execute and deliver any appropriate instruments necessary to carry out the agreements contained in this
Section 9.2. Any such mortgage to which this Lease shall be subordinated may contain such terms, provisions and conditions as the holder deems usual or customary.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.1 NOTICES FROM ONE PARTY TO THE OTHER. All notices required or permitted hereunder shall be in writing and addressed, if to the Tenant, at the Original Address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Address of Landlord or such other address Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given if mailed to such address postage prepaid, registered or certified mail, return receipt requested, when deposited with the U.S. Postal Service, or if delivered to such address by hand, when so delivered.

10.2 QUIET ENJOYMENT. Landlord agrees that upon Tenant's paying the rent and performing and observing the terms, covenants, conditions and provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease.

10.3 EASEMENTS; CHANGES TO LOT LINES. Landlord reserves the right, from time to time, to grant easements affecting the Premises or the Building or the Land and to change or alter existing boundaries of the Land so long as such easements or such changes or alterations to existing boundaries of the Land do not unreasonably interfere with Tenant's use of the Premises, and to enter upon the Premises at reasonable times for purposes of constructing and maintaining any pipes, wires and other facilities serving any portion of the Land or of the Building.

10.4 WAIVER OF SUBROGATION. Any casualty insurance carried by either party with respect to the Premises, the Building or property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss, provided that such clause or endorsement is obtainable without payment of an additional premium. If such clause or endorsement is obtainable upon payment of an additional premium, then the party benefiting from such clause or endorsement may request the other party to obtain it and shall reimburse the other party for the cost of such additional premium. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance to the extent such party's policy permits such waiver of subrogation and then only with respect to sums which are collectible thereunder.

10.5 LEASE NOT TO BE RECORDED. Tenant agrees that it will not record this Lease. Both parties shall, upon the request of either, execute and deliver a notice of this Lease in such form, if any, as may be permitted by applicable statute. If this Lease is terminated before the scheduled expiration date of the Term of this Lease, the parties shall execute, deliver and record an instrument acknowledging such fact and the actual date of termination of this Lease, and Tenant hereby appoints Landlord its attorney-in-fact, coupled with an interest, with full power of substitution to execute such instrument.

10.6 BIND AND INURE; LIMITATION OF LANDLORD'S LIABILITY. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No owner of the Premises shall be liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Premises. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Premises but not upon other assets of Landlord. No partner, trustee, stockholder, member, officer, director, employee or beneficiary (or the partners, trustees, stockholders, officers, directors or employees of any such beneficiary) of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Premises in pursuit of its remedies upon an event of default hereunder, and the general assets of the partners, trustees, stockholders, members, officers, employees or beneficiaries (and the partners, trustees, stockholders, members, officers, directors or employees of any such beneficiary) of Landlord shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant; provided that the foregoing provisions of this sentence shall not constitute a waiver of any obligation evidenced by this Lease and provided further that the foregoing provisions of this sentence shall not limit the right of Tenant to name Landlord or any individual partner or trustee thereof as party defendant in any action or suit in connection with this Lease so long as no personal money judgment shall be asked for or taken against any individual partner, trustee, stockholder, member, officer, employee or beneficiary of Landlord.

10.7 UNAVOIDABLE DELAYS. In any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control (collectively, "Unavoidable Delays") shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time," and such time shall be deemed to be extended by the period of such delay.

10.8 LANDLORD'S DEFAULT. Landlord shall not be deemed to be in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of 30 days or such additional time as is reasonably required to correct any such default after notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Tenant shall have no right for any such default to offset or counterclaim against any rent due hereunder. The foregoing provisions of this
Section 10.8 shall not limit or impair the right of Tenant to bring any action at law or at equity, including, without limitation, any action for specific performance, in connection with any default by Landlord in the performance of any of its obligations hereunder beyond any applicable grace and cure period.

10.9 BROKERAGE. Landlord shall be responsible for payment of the brokerage fee to the Brokers pursuant to a separate agreement between Landlord and the Brokers. Tenant warrants and represents that it has had no dealings with any broker or agent in connection with this Lease other than the Brokers set forth in Article I and covenants to defend with counsel approved by Landlord, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent other than the Brokers set forth in Article I with respect to Tenant's dealings in connection with this Lease or the negotiation thereof.

10.10 APPLICABLE LAW AND CONSTRUCTION. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid, or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

         There are no prior oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

         The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

         Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant the obligations imposed by this Lease upon Tenant shall be joint and several.

10.11 SUBMISSION NOT AN OFFER. The submission of a draft of this Lease or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy delivered to each of them.

10.12 Intentionally Omitted

10.13 SIGNAGE. The name and location of Tenant shall be listed in building standard format on the building directory furnished by Landlord in the main lobby of the Building. In addition, the name of Tenant shall be placed by Landlord in building standard format on Tenant's main entrance door to the Premises, subject to Landlord's prior written approval, such approval not to be unreasonably withheld or delayed. In addition, the name of the Tenant may be placed on a monument sign for the Building, at Tenant's sole cost and expense. The location, size, color and style of the monument sign shall be subject to Landlord's prior written approval, such approval not to be unreasonably withheld or delayed. In the event that Landlord shall hereafter grant the right to any other tenant of the Building to place signage on the facade of the Building identifying such tenant, Landlord shall also grant Tenant the right to place a sign on the facade of the Building, the size of which shall be proportionate to the size of such other tenant's sign (based upon the relative rentable area occupied by each such tenant in the Building); provided, however, that (i) Landlord shall not be obligated to grant Tenant any such right (notwithstanding that such rights may be granted to any other tenant) in the event that Tenant shall have previously assigned this Lease or subleased fifty percent (50%) or more of the rentable floor area of the Premises (or entered into any agreement to so assign the Lease or sublease the Premises), and (ii) the location, size, color and style of any such signage shall be subject to Landlord's prior written approval, such approval not to be unreasonably withheld or delayed.

                      [This Space Intentionally Left Blank]

         WITNESS the execution hereof under seal on the day and year first above written.

                                    Landlord:

                                    FRAMINGHAM - 1881 ASSOCIATES by its agent,
                                    SPAULDING AND SLYE SERVICES LIMITED
                                    PARTNERSHIP


                                    By:   /s/ Peter A. Bailey
                                        ---------------------------------------
                                         Name:  Peter A. Bailey
                                         Title:  Vice President



                                    Tenant:

                                    MARINER HEALTH GROUP, INC.



                                    By:   /s/ Arthur W. Stratton, Jr.
                                        ---------------------------------------
                                         Name:  Arthur W. Stratton, Jr. M.D.
                                         Its:  President
                                         Hereunto duly authorized

                                    EXHIBIT A



                           "Map of Floor Plan Layout"

                                    EXHIBIT B



                           "Map of Floor Plan Layout"

                                    EXHIBIT C
                              RULES AND REGULATIONS



1. The entrances, lobbies, passages, corridors, elevators, halls, courts, sidewalks, vestibules, and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or used by them for any purposes other than ingress or egress to and from the Premises.

2. The moving in or out of all safes, freight, furniture, or bulky matter of any description shall take place during the hours which Landlord may determine from time to time. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to have Landlord's structural engineer review Tenant's floor loads on the Premises. Such review shall be at Landlord's expense, unless Landlord's structural engineer finds that Tenant has violated the floor load requirements of this Lease, in which case such review shall be at Tenant's expense.

3. Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, leave or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building. Bicycles shall not be permitted in the Building.

4. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any common space which would be unsightly from the Building corridors or from the exterior of the Building and will promptly remove the same upon notice from Landlord.

5. Tenant shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electric or electrical devices or other devices that emit sound waves or are dangerous to other tenants and occupants of the Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, or with the operation of roads or highways in the vicinity of the Building, and shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Premises, without the prior written approval of Landlord.

6. Tenant may not (without Landlord's approval therefor, which approval will be signified on Tenant's Plans submitted pursuant to the Lease) and Tenant shall not permit or suffer anyone to: (a) cook in the Premises; or (b) at any time sell, purchase or give away, or permit the sale, purchase, or gift of food in any form. Notwithstanding the foregoing, Tenant shall be permitted to use microwave ovens, toaster ovens and coffee machines in the Premises.

7. Tenant shall not: (a) use the Premises for lodging, manufacturing or for any immoral or illegal purposes; (b) use the Premises to engage in the manufacture or sale of, or permit the use of spirituous, fermented, intoxicating or alcoholic beverages on the Premises; (c) use the Premises to engage in the manufacture or sale of, or permit the use of, any illegal drugs on the Premises.

8. No awning or other projections shall be attached to the outside walls or windows. No curtains, blinds, shades, screens or signs other than those furnished by Landlord shall be attached to, hung in, or used in connection with any window or door of the Premises without prior written consent of Landlord.

9. No signs, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Premises if visible from outside of the Premises. Interior signs on doors shall be painted or affixed for Tenant by Landlord.

10. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity without prior written consent of Landlord. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

11. Door keys for doors in the Premises will be furnished at the Commencement of the Lease by Landlord. Tenant shall not affix additional locks on doors and shall purchase duplicate keys only from Landlord and will provide to Landlord the means of opening of safes, cabinets, or vaults left on the Premises upon the expiration or sooner termination of the Term of this Lease. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

12. Tenant shall cooperate and participate in all security programs affecting the Building.

13. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

14. Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building, and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in or from the Premises unless ordinarily embraced within Tenant's use of the Premises as specified in its Lease. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same. Peddlers, solicitors and beggars shall be reported to the Management Office.

15. Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or Premises. No boring, driving of nails, or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

         Tenant shall not install any resilient tile or similar floor covering the Premises except with the prior written approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

16. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed except when being used for access.

17. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

18. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of the Managing Agent of the Building.

19. Tenant covenants and agrees that its use of the Premises shall not cause a discharge of more than the gallonage per foot of Premises Design Floor Area per day of sanitary (non-industrial) sewage allowed under the sewage discharge permit for the Building. Discharges in excess of that amount, and any discharge of industrial sewage, shall only be permitted if Tenant, at its sole expense, shall have obtained all necessary permits and licenses therefor, including without limitation permits from state and local authorities having jurisdiction thereof. Tenant shall submit to Landlord on December 31 of each year of the Term of this Lease a statement, certified by an authorized officer of Tenant, which contains the following information: name of all chemicals, gases, and hazardous substances, used, generated, or stored on the Premises; type of substance (liquid, gas or granular); quantity used, stored or generated per year; method of disposal; permit number, if any, attributable to each substance, together with copies of all permits for such substances; and permit expiration date for each substance.

20. Tenant may obtain heating and/or air conditioning service during other periods in addition to normal operating hours (Monday through Friday from 8:00 a.m. to 6:00 p.m., except on holidays recognized by the federal, state or local government, and Saturdays from 8:00 a.m. to 1:00 p.m.) ("Off Hours HVAC Service") subject to and upon the terms set forth herein and in the Lease. Tenant shall be responsible for activating Off Hours HVAC Service by means of a switch or similar mechanism to be installed in the Building in a location determined by Landlord (the "Off Hours HVAC Switch"). The Tenant shall be charged for such operation (which shall be separately measured by Landlord) in the form of additional rent. Such charges are currently $25 per hour per floor, but may be adjusted on a fair and reasonable basis from time to time by the Managing Agent to reflect the additional operating costs involved.

21.      Smoking is prohibited in all common areas of the Building.

                                    EXHIBIT D
                               LANDLORD'S SERVICES

I.       CLEANING

         A.       General

                  1. All cleaning work will be performed between 6 p.m. and 12 midnight, Monday through Friday, unless otherwise necessary for stripping, waxing, etc.

                  2. Abnormal waste removal (e.g. bulk packaging, wood or cardboard crates, refuse from food operations, etc.) shall be Tenant's responsibility.

B.       Daily Operations (5 times per week)

         1.       Lavatories

                  a. Sweep and wash floors with disinfectant.

                  b. Wash both sides of toilet seats with disinfectant.

                  c. Wash all mirrors, basins, bowls, urinals.

                  d. Spot clean toilet partitions.

                  e. Empty and disinfect sanitary napkin disposal receptacles.

                  f. Refill toilet tissue, towel, soap, and sanitary napkin
                     dispensers.

         3.       Public Areas

                  a. Wipe down entrance doors and clean glass (interior and
                     exterior).

                  b. Vacuum elevator carpets and wipe down doors and walls.

                  c. Clean water coolers.